EX-10.73.03

SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of the 14th day of November, 2008 (the “Effective Date”), and is among HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company (“HCP California A Pack”), HCP AUR1 CALIFORNIA B PACK, LLC, a Delaware limited liability company (“HCP California B Pack”), HCP AUR1 CONNECTICUT, LLC, a Delaware limited liability company (“HCP Connecticut”), HCP AUR1 MARYLAND, LLC, a Delaware limited liability company (“HCP Maryland”), HCP AUR1 MASSACHUSETTS, LLC, a Delaware limited liability company (“HCP Massachusetts”), HCP AUR1 NEW JERSEY, LLC, a Delaware limited liability company (“HCP New Jersey”) and HCP AUR1 VIRGINIA, LLC, a Delaware limited liability company (“HCP Virginia,” and together with HCP California A Pack, HCP California B Pack, HCP Connecticut, HCP Maryland, HCP Massachusetts and HCP New Jersey, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Emeritus” or “Lessee”).

RECITALS

A.          Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of August 22, 2008 (the “Original Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of October 20, 2008 (the “First Amendment,” and together with the Original Lease, collectively, the “Lease”).  The Lease covers the Leased Property of eleven (11) senior housing/care Facilities located in the States of California, Connecticut, Maryland, Massachusetts, New Jersey and Virginia, all as more particularly described therein.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Lease.

B.           Lessor and Lessee desire to amend the Lease in accordance with the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Lease Termination Agreement.  The references to “November 14, 2008” contained in Section 48.1.1(c) and Section 48.2.1(c) of the Original Lease, as amended by the First Amendment, are hereby replaced with references to “November 25, 2008.”

2.           Board of Directors Approval.  The reference to “November 21, 2008” contained in Section 48.1.1(d) of the Original Lease, as amended by the First Amendment, is hereby replaced with a reference to “November 25, 2008.”

3.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

4.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

5.           Counterparts; Facsimile Signatures.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

LESSOR:	HCP AUR1 CALIFORNIA A PACK, LLC,

a Delaware limited liability company

HCP AUR1 CALIFORNIA B PACK, LLC,

a Delaware limited liability company

HCP AUR1 CONNECTICUT, LLC,

a Delaware limited liability company

HCP AUR1 MARYLAND, LLC,

a Delaware limited liability company

HCP AUR1 MASSACHUSETTS, LLC,

a Delaware limited liability company

HCP AUR1 NEW JERSEY, LLC,

a Delaware limited liability company

HCP AUR1 VIRGINIA, LLC,

a Delaware limited liability company

By:	HCP Partners, LP, a Delaware limited partnership,

their member

By:	HCP GP Corp., a Delaware corporation,

its general partner

By:           /s/ Thomas D. Kirby

Name: Thomas D. Kirby

Title:  SVP

[Signatures continue on the following page]

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By: /s/ Eric Mendelsohn

Name: Eric Mendelsohn

Title: SVP Corporate Development